MARCH 25, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED MARCH 17, 2020

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED FEBRUARY 28, 2020

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020

HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED FEBRUARY 28, 2020

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective immediately, under the heading “More Information About Risks,” “Market Risk” is replaced with the following:

MARKET RISK − Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. Although a Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7523	March 2020